EXHIBIT 10.1b

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, dated as of November 17, 2006 (this “Amendment”), is entered into among CRC HEALTH GROUP, INC., a Delaware corporation (“Holdings”), CRC HEALTH CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Original Credit Agreement (as defined below) and, together with Holdings and the Borrower, the “Loan Parties”) and CITIBANK, N.A., in its capacity as administrative agent for the Lenders and as collateral agent for the Secured Parties (in such capacity, the “Administrative Agent”), and the lenders party hereto and under the Credit Agreement dated as of February 6, 2006 (as amended immediately prior to the Restatement Effective Date (as defined below), the “Original Credit Agreement”) entered into among CRC Intermediate Holdings, Inc., as Holdings, the Borrower, CITIBANK, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as Syndication Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CREDIT SUISSE, as Co-Documentation Agents, CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC. as Co-Lead Arrangers, and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC. as Joint Bookrunners. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Amended and Restated Credit Agreement (as defined below) shall have such meanings when used in this Amendment and terms for which reference is made to the Original Credit Agreement shall have the meanings provided in the Original Credit Agreement when used in this Amendment.

W I T N E S S E T H:

WHEREAS, pursuant to Amendment No. 1 (“Amendment No. 1”), dated as of May 19, 2006, to the Original Credit Agreement, among other things, Holdings was permitted to hold the capital stock of Borrower;

WHEREAS, the parties wish to amend and restate the Original Credit Agreement in its entirety in order to incorporate the applicable terms of Amendment No. 1 and to further amend the Original Credit Agreement on the terms set forth in the Amended and Restated Credit Agreement, among other things, to provide for the New Term Loans; and

WHEREAS, the parties hereto intend that (i) all Loans, Letters of Credit or other Credit Extensions outstanding under the Original Credit Agreement (each as defined in the Original Credit Agreement) shall continue as Loans, Letters of Credit or other Credit Extensions, as applicable, under the Amended and Restated Credit Agreement, (ii) all amounts owing by the Borrower under the Original Credit Agreement to any Person in respect of accrued and unpaid interest and fees on the Loans, Commitments and Letters of Credit (each as defined in the Original Credit Agreement) shall continue to be due and owing on such Loans, Commitments and Letters of Credit under the Amended and Restated Credit Agreement and (iii) any Person entitled to the benefits of Article III or Section 10.05 of the Original Credit Agreement shall continue to be entitled to the benefits of the corresponding provisions of the Amended and Restated Credit Agreement. Upon the effectiveness of this Amendment and the Amended and Restated Credit Agreement, each Loan Document other than the Original Credit Agreement that was in effect immediately prior to the Restatement Effective Date shall continue to be effective.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

Section 1. Amendment and Restatement of Original Credit Agreement

On the Restatement Effective Date, the Original Credit Agreement shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the “Amended and Restated Credit Agreement”), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Restatement Effective Date shall not be affected by such amendment and restatement. By executing this Amendment each Lender party hereto hereby consents and agrees to the amendments and modifications to the Original Credit Agreement contained in this Amendment and in the Amended and Restated Credit Agreement.

Section 2. Conditions Precedent to Effectiveness

This Amendment and the New Term Loan Commitments shall become effective when each of the conditions set forth below shall have been satisfied (the first date as of which each such condition has been satisfied being herein called the “Restatement Effective Date”).

(a) Executed Counterparts. (i) The Administrative Agent shall have received this Amendment, duly executed by Holdings, the Borrower, the Administrative Agent and the Required Lenders (as defined in the Original Credit Agreement); and

(ii) The Administrative Agent shall have received the New Term Lender Addendum signed by the New Term Lenders, the Administrative Agent, the Borrower and Holdings for New Term Commitments of $180,000,000.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters required in connection with the transactions contemplated by this Amendment shall be executed and delivered and shall be reasonably satisfactory in all respects to the Administrative Agent.

(c) Fees. The Commitment Parties (as defined in the Fee Letter referred to below) and the Administrative Agent shall have received all the fees due under the Fee Letter dated as of September 22, 2006 by and among Borrower, Holdings, J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Capital Corporation, and reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP, special counsel to the Administrative Agent and Holdings), and the reasonable fees and expenses of any local counsel or foreign counsel required to be reimbursed or paid by Borrowers hereunder or under the Amended and Restated Credit Agreement or any other Loan Document, in each case to the extent invoiced.

(d) Conditions in Amended and Restated Credit Agreement. The conditions set forth in Section 4.01B of the Amended and Restated Credit Agreement shall have been satisfied.

Section 3. Representations and Warranties

On and as of the Restatement Effective Date, after giving effect to this Amendment, each Loan Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity, and the Amended and Restated Credit Agreement and each other Loan Document executed by any Loan Party in connection with this Amendment constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(b) after giving effect to this Amendment, neither the modification of the Original Credit Agreement effected pursuant to this Amendment and the Amended and Restated Credit Agreement nor the execution, delivery, performance or effectiveness of this Amendment and the Amended and Restated Credit Agreement:

(i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens, other than the Mortgage Amendments.

Section 4. Acknowledgments

(a) Each Loan Party hereby (i) expressly acknowledges the terms of the Amended and Restated Credit Agreement, (ii) ratifies and affirms after giving effect to this Amendment its obligations under the Loan Documents executed by such Loan Party, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect and (iv) agrees that the Security Agreement secures all obligations of the Loan Parties under the Loan Documents.

(b) Each Loan Party hereby reaffirms, as of the Restatement Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (ii) its Guarantee, if any, of payment of the Obligations pursuant to the Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 5. Reference to the Effect on the Loan Documents

(a) As of the Restatement Effective Date, each reference in the Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended and Restated Credit Agreement as amended hereby, and this Amendment and the Amended and Restated Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Original Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed until, with respect to the Original Credit Agreement, such is superseded by the Amended and Restated Credit Agreement.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents.

(d) This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto, except when used to reference a section. Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, subclause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, subclause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Amended and Restated Credit Agreement.

Section 10. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CRC HEALTH GROUP, INC.,
as Holdings

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

CRC HEALTH CORPORATION,
as the Borrower

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

CORPORATE SUBSIDIARIES

4therapy.com NETWORK
ADVANCED TREATMENT SYSTEMS, INC.
ATS OF CECIL COUNTY, INC.
ATS OF DELAWARE, INC.
ATS OF NORTH CAROLINA, INC.
BATON ROUGE TREATMENT CENTER, INC.
BECKLEY TREATMENT CENTER, INC.
BGI OF BRANDYWINE, INC.
BOWLING GREEN INN OF PENSACOLA, INC.
BOWLING GREEN INN OF SOUTH DAKOTA, INC.
CAPS OF VIRGINIA, INC.
CARTERSVILLE CENTER, INC.
CHARLESTON TREATMENT CENTER INC.
CLARKSBURG TREATMENT CENTER, INC.
COMPREHENSIVE ADDICTION PROGRAMS, INC.
CORAL HEALTH SERVICES, INC.
CRC ED TREATMENT, INC.
CRC RECOVERY, INC.
EAST INDIANA TREATMENT CENTER, INC. EGETGOING, INC.
EVANSVILLE TREATMENT CENTER, INC.
GALAX TREATMENT CENTER, INC.
GREENBRIER TREATMENT CENTER, INC.
HUNTINGTON TREATMENT CENTER, INC.
INDIANAPOLIS TREATMENT CENTER, INC.
JAYCO ADMINISTRATION, INC.
JEFF-GRAND MANAGEMENT CO., INC.
KANSAS CITY TREATMENT CENTER, INC.
MADRID MERGER CORPORATION
MINERAL COUNTY TREATMENT CENTER, INC.
MWB ASSOCIATES-MASSACHUSETTS, INC.
NATIONAL SPECIALTY CLINICS, INC.
NSC ACQUISITION CORP.
PARKERSBURG TREATMENT CENTER, INC.
RICHMOND TREATMENT CENTER, INC.
SAN DIEGO HEALTH ALLIANCE
SHELTERED LIVING INCORPORATED
SIERRA TUCSON INC.
SOBER LIVING BY THE SEA, INC.
SOUTHERN INDIANA TREATMENT CENTER, INC.
SOUTHERN WEST VIRGINIA TREATMENT CENTER, INC.
SOUTHWEST ILLINOIS TREATMENT CENTER, INC.
STONEHEDGE CONVALESCENT CENTER, INC.

TRANSCULTURAL HEALTH DEVELOPMENT, INC.
TREATMENT ASSOCIATES, INC.
VIRGINIA TREATMENT CENTER, INC.
VOLUNTEER TREATMENT CENTER, INC.
WCHS OF COLORADO (G) INC.
WCHS, INC.
WHEELING TREATMENT CENTER, INC.
WHITE DEER REALTY, LTD.
WHITE DEER RUN, INC.
WICHITA TREATMENT CENTER, INC.
WILLIAMSON TREATMENT CENTER, INC.
WILMINGTON TREATMENT CENTER, INC.

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

SAN DIEGO TREATMENT SERVICES

By:	Jayco Administrative, Inc., its Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

By:	Treatment Associates, Inc., its Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

CALIFORNIA TREATMENT SERVICES

By:	Jayco Administrative, Inc., its Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

By:	Treatment Associates, Inc., its Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

MILWAUKEE HEALTH SERVICES SYSTEM

By:	WCHS, Inc., its Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

By:	Coral Health Services, Inc., its Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

THE CAMP RECOVERY CENTERS L.P.

By:	CRC Recovery, Inc., its General Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

By:	CRC Health Corporation, its Limited Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

STONEHEDGE CONVALESCENT CENTER, LIMITED PARTNERSHIP

By:	Stonehedge Convalescent Center, Inc., its General Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

By:	Comprehensive Addiction Programs, Inc., its Limited Partner

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

CITIBANK, N.A.,
as Administrative Agent and Lender

By:	/s/ SUZANNE CRYMES
Name:	Suzanne Crymes
Title:	Vice President

JPMORGAN CHASE BANK N.A.,
as a Lender

By:	/s/ BARBARA R. MARKS
Name:	Barbara R. Marks
Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

By:	/s/ MICHAEL E. O’BRIEN
Name:	Michael E. O’Brien
Title:	Vice President

ANNEX I to

Amendment Agreement

AMENDED AND RESTATED CREDIT AGREEMENT

[SEE ATTACHED]

Amendment No.1